                                                             Draft Dated 11/6/96
                                                             -------------------
                              2,500,000 Shares/1/

                            Viisage Technology, Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------
                                                                  November, 1996
COWEN & COMPANY
NEEDHAM & COMPANY, INC.
     As Representatives of the several Underwriters

c/o Cowen & Company
     Financial Square
     New York, New York 10005

Dear Sirs:

     1.   Introductory.   Viisage Technology, Inc., a Delaware corporation (the
          ------------
"Company"), and Lau Acquisition Corp. ("Lau"), a stockholder of the Company (the "Selling Stockholder") propose to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 2,500,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company, of which 2,000,000 shares will be sold by the Company and 500,000 shares will be sold by the Selling Stockholder. The aggregate of 2,500,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The respective amounts of the Firm Stock to be so purchased by the several Underwriters are set forth opposite their names in Schedule A hereto. The Company also has granted to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, the option to purchase up to an additional 375,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen & Company ("Cowen") and Needham & Company, Inc. ("Needham") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

          2.  (a) Representations and Warranties of the Company and the Selling
                  -------------------------------------------------------------
Stockholder.  The Company and the Selling Stockholder jointly and severally
-----------
represent and warrant to, and agree with, the several Underwriters that:


 ________________________________
 /1/ Plus an option to purchase up to 375,000 additional shares from the Company to cover over-allotments.

           (i) A registration statement on Form S-1 (File No. 333-10649) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective (the "Registration Statement") with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. All copies of Registration Statements that have been delivered to you are identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and
         (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. For purposes of this Agreement, all references to the Registration Statement, any Pre-effective Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

           (ii) The Commission has not issued or, to the knowledge of the Company or the Selling Stockholder, threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement became or becomes effective and at all times subsequent thereto up to and including the Closing Dates, the Registration Statement and the Prospectus and any amendments or supplements thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations; and when the Registration Statement became or becomes effective, neither the Registration Statement nor any amendment or supplement thereto, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, on the Effective Date the Prospectus did not, and on the Closing Dates the Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the
                                                     --------  -------
         foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate descriptions of such documents in all material respects.

           (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company, or any change in the capital stock, or any material change in the short-term or long-term debt of the Company.

           (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and statistical data set forth in the Prospectus under the caption "Selected Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

           (v) Arthur Andersen LLP, who have expressed their opinions on the audited financial statements and related schedules (if any) included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

           (vi) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own or lease its business as described in the Prospectus; the Company is in possession of and operating in material compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business as now being conducted and as described in the Registration Statement and the Prospectus, all of which are valid and in full force and effect; and the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Company. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration

         Statement and the Prospectus. The Company does not own or control, directly or indirectly, any corporation, partnership, association or other entity.

           (vii) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Date, as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of capital stock (including the outstanding shares of Stock) of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable, are duly listed on the Nasdaq National Market and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities and conform to the description thereof contained in the Prospectus. Except as disclosed in and or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option plans as disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

           (viii) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.

           (ix) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any executive officers or directors is a party or of which any property of the Company or any affiliate is subject, which, if determined adversely to the Company or any executive officers or directors, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company; and to the knowledge of the Company or the

         Selling Stockholder, no such proceedings are threatened or contemplated against the Company or any affiliate by governmental authorities or others. The Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

           (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, trust (constructive or other), note, loan agreement, lease, franchise, license or other material agreement or instrument to which the Company is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, By-laws or other organizational documents of the Company, or any judgment, order, decree, law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or will result in the creation of a lien.

           (xi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

           (xii) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

           (xiii) The Company is in all material respects in compliance with, and conducts its business in material conformity with, all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to the Foreign Corrupt Practices Act and any laws, rules and regulations regarding government contracting and procurement) or any court or governmental agency or body and the Company has all permits or licenses required thereunder; to the knowledge of the Company or the Selling Stockholder, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company.

           (xiv) The Company has filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and has paid all taxes shown as due thereon or with respect to any of its properties, and there is no tax deficiency that has been, or to the knowledge of the Company or the Selling Stockholder has been threatened or is likely to be, asserted against the Company or any of its properties or assets that would adversely affect the financial position, business or results of operations of the Company.

           (xv) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or, except as described in the Prospectus, otherwise.

           (xvi) Neither the Company nor any of its officers or directors has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock of the Company.

           (xvii) The Company has provided you with all financial statements since inception to the date hereof that are available to the officers of the Company, including financial statements for the six months ended June 30, 1996.

           (xviii) The Company owns, possesses, or has rights to use all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, copyright registrations, licenses, inventions, trade secrets and rights (collectively, "Intellectual Property") necessary for the conduct of its business or described in the Prospectus as being owned, licensed or used by it. Other than as described in the Prospectus, the Company has not received any notice or claim or any challenge by any other person to the rights of the Company with respect to the Intellectual Property necessary for the conduct of its business or described in the Prospectus as being owned, licensed or used by it. To the knowledge of the Company or the Selling Stockholder, the Company's business as now conducted does not and will not infringe or conflict with any Intellectual Property or franchise right of any person. Other than as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any Intellectual Property right or franchise right of any person. The Company owns no patents and, to the knowledge of the Company or the Selling Stockholder, none of the patents licensed by the Company are unenforceable or invalid. The Company, or the Selling Stockholder, as the case may be, has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications described or referred to in the Prospectus, and believes it has complied with the PTO's duty of candor and disclosure for each of the United States patent and patent applications described or referred to in the Prospectus; notwithstanding that the Company has been notified by the PTO that its pending patent applications (Serial Nos. 08/___,___ and 08/___,___) have been rejected over certain prior art identified by the PTO in such rejections, neither the Company nor the Selling Stockholder is aware of any facts which would preclude the grant of a patent from each of its respective patent applications described or referred to in the Prospectus; neither the Company nor the Selling Stockholder has knowledge of any facts which would preclude it from having clear title to its patent applications referenced in the Prospectus; and neither the Company nor the Selling Stockholder has terminated or breached, and is not in violation of, any agreement covering any Intellectual Property rights.

           (xix) No breach or default exists in the due performance and observance by the Company of any term, covenant or condition of its material contracts. To the knowledge of the Company or the Selling Stockholder, no other party to any such contract is in material default under or in breach of any such obligations. The Company has not received any notice of such default or breach.

           (xx) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company plans to terminate employment with the Company or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company. The Company does not have or expect to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant. With respect to such plans, the Company is in compliance in all material respects with all applicable provisions of ERISA.

           (xxi) The Company has, and the Company as of the Closing Dates will have, good and marketable title in fee simple to all real property (if any) and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described the Prospectus or such as would not have a material adverse effect on the Company; and any real property and buildings held under lease by the Company are, or will be as of the Closing Dates, held by it under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company, in each case except as described in or contemplated by the Prospectus.

           (xxii) The Company is insured by insurers of financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged; and no such insurer has notified or indicated to the Company that it will not be able to renew its existing insurance coverage as and when such coverage expires; and the Company has no reason to believe that, if such coverage is not renewed, that it will not be able to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, except as described in or contemplated by the Prospectus.

           (xxiii) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

           (xxiv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (xxv) To the knowledge of the Company or the Selling Stockholder, neither the Company nor any employee or agent of the Company has made any payment or received or retained any payment in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

           (xxvi) The Company is not or will not become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, after the closing of the offering and the application of the proceeds therefrom.

           (xxvii) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

           (xxviii)  The Company has obtained the written agreement described in
         Section 8(k) of this Agreement from each of its officers, directors, holders of Common Stock and holders of options to purchase Common Stock.

           (xxix) Each of the Amended and Restated Asset Transfer Agreement dated August 20, 1996 (the "Transfer Agreement"), the Amended and Restated License Agreement dated August 20, 1996, the Administrations and Services Agreement dated November 1, 1996, and Use and Occupancy Agreement dated November 1, 1996, in each case between the Company and Lau and pursuant to which the Company was initially organized and capitalized (collectively, the "Organization Agreements") has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms. The execution, delivery and performance of each of the Organization Agreements by the Company, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a breach or violation of, or constitute a default under, the certificate of incorporation, by-laws or other governing documents of the Company, or any indenture, mortgage, deed of trust, trust (constructive or other), note, loan agreement, lease, franchise, license or other material agreement or instrument to which the Company is a party or by which it is bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree or judgment of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company. No consent, approval, authorization or order of any court, governmental agency or body, financial institution or other person is required in connection with the consummation of the transactions contemplated by such Organization Agreements. The transactions contemplated by the Transfer Agreement have been consummated.

     (b) Representations and Warranties and Agreements of the Selling
         ------------------------------------------------------------
Stockholder.  The Selling Stockholder represents and warrants to, and agrees
------------
with, the several Underwriters that:

           (i) The Selling Stockholder now has, and on the Closing Dates will have, valid and marketable title to the Stock to be sold by the Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and has full right, power and authority to enter into this Agreement, and, that it is a corporation, duly organized and validly existing and in good standing as a corporation under the laws of its jurisdiction of organization.

           (ii) The Selling Stockholder now has, and on the Closing Dates will have full right, power and authority and approval required by law to sell, transfer, assign and deliver the Stock being sold by the Selling Stockholder hereunder, and each of the several Underwriters will, upon delivery of and payment for each share of Stock hereunder, acquire valid and marketable title to all of the Stock being sold to the Underwriters by the Selling Stockholder, free and clear of any liens, encumbrances, equities claims, restrictions on transfer or other defects whatsoever.

           (iii) For a period of 180 days after the date of this Agreement, without the prior written consent of Cowen, the Selling Stockholder will not directly or indirectly offer, sell, pledge, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock held by such Selling Stockholder (including without limitation any shares of Common Stock that may be deemed to be beneficially owned by such Selling Stockholder on the date hereof in accordance with the Rules and Regulations and any shares if Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock except for shares of Common Stock sold by such Selling Stockholder pursuant to this Agreement.

           (iv) This Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder and is a valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

           (v) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation by the Selling Stockholder of any of the terms or provisions of, or constitute a default by the Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), note, loan agreement, lease, franchise, license or other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of its properties is or may be bound, or any judgment of any court or governmental agency or body applicable to the Selling Stockholder or any of its properties, or to the Selling Stockholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Stockholder or any of its properties.

           (vi) The Selling Stockholder has reviewed the Registration Statement and Prospectus, and nothing has come to the attention of the Selling Stockholder that would lead the Selling Stockholder to believe that (A) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) on the Effective Date the Prospectus did not, and on the Closing Date and any later date on which Optional Stock is to be purchased the Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (vii) The Selling Stockholder owns, and will own as of each Closing Date, of record and beneficially, the number of shares of Common Stock of the Company set forth in the Prospectus, free and clear of any liens, encumbrances, claims or restrictions, except as described in the Prospectus and except that certain of such shares are reserved for issuance pursuant to stock option and other benefit plans under which options to purchase Common Stock of the Company owned by Lau are granted to certain employees, directors or consultants of the Company.

           (viii) Each of the Organization Agreements to which Lau is a party has been duly and validly authorized, executed and delivered by Lau and is a valid and binding obligation of Lau enforceable against Lau in accordance with its terms. The execution, delivery and performance of each of the Organization Agreements by Lau, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a breach or violation of, or constitute a default under, the articles of organization, by-laws or other governing documents of Lau, or any indenture, mortgage, deed of trust, trust (constructive or other), note, loan agreement, lease, franchise, license or other material agreement or instrument to which Lau is a party or by which it is bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree or judgment of any court or any governmental agency or body having jurisdiction over Lau or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Lau. No consent, approval, authorization or order of any court, governmental agency or body, financial institution or other person is required in connection with the consummation by Lau of the transactions contemplated by the Organization Agreements.

           (ix) The Selling Stockholder has filed all tax returns required to be filed by it, except for such returns for which its failure to file would not have a material adverse effect on Lau or the Company, and has paid all taxes which have become due, including without limitation, all taxes which it is obligated to withhold for amounts owing to employees, creditors and third parties. All taxes with respect to which Lau has become obligated pursuant to elections made by it in accordance with generally accepted practice have been paid, and adequate reserves have been established for all taxes accrued but not yet payable. No waivers of statutes of limitation with respect to any of the returns have been given by or requested from Lau. There are no liens for taxes (other than for current taxes not yet due and payable) upon the assets of the Company. Neither Lau nor the Company is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of
         Section 280G of the Code. Lau does not have and has not had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States of America and such foreign country. Lau and its shareholders made a valid election for the Company to be treated as an "S corporation," as that term is defined in
         Section 1361(a) of the Code, and at all times after such election and prior to ______, 1996 Lau was qualified as an S corporation.

           (x) Neither the Selling Stockholder nor any of its officers or directors has taken or will take, directly or indirectly any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock of the Company.

           (xi) The Selling Stockholder agrees that its obligations hereunder shall not be terminated by operation of law, whether by liquidation or distribution of the Selling Stockholder, or any other event.


          3.  Purchase by, and Sale and Delivery to, Underwriters -- Closing
              --------------------------------------------------------------
Dates.  The Company and the Selling Stockholder agree, severally and not
-----
jointly, to sell to the Underwriters the Firm Stock in accordance with Section 1 hereof and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company and the Selling Stockholder, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with Section 12 hereof. The number of shares of Stock to be purchased by each Underwriter from the Company and the Selling Stockholder hereunder shall bear the same proportion to the total number of shares of Stock to be purchased by such Underwriter hereunder as the number of shares of Stock being sold by the Company or the Selling Stockholder, as the case may be, bears to the total number of shares of Stock being sold by the Company and the Selling Stockholder, subject to adjustment by the Representatives to eliminate fractions.

          The purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholder will be $ _____ per share (the "Purchase Price").

          The Company and the Selling Stockholder will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by wire transfer (same day funds), payable to the order of the Company and the Selling Stockholder all at the offices of Finnegan, Hickey, Dinsmoor & Johnson, P.C., Twenty Beacon Street, Boston, Massachusetts 02108. The time and date of the delivery and closing shall be at 10:00 A.M., New York Time, on ___________, 1996, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and Cowen. The Closing Date may be postponed pursuant to the provisions of Section 12.

          The Company and the Selling Stockholder shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

          It is understood that Cowen or Needham, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen or Needham shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

          The several Underwriters agree to make an initial public offering of the Firm Stock at the initial public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company and the Selling Stockholder of the making of the initial public offering.

          For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase, severally and not jointly, up to an aggregate of 375,000 shares. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

          The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Company setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates"). Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

          The Company will deliver the Optional Stock to the Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Selling Stockholder given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by wire transfer (same day funds), payable to the order of the Company or payable as directed by the Company all at the offices of Finnegan, Hickey, Dinsmoor & Johnson, P.C., Twenty Beacon Street, Boston, Massachusetts 02108. The Company shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement between the Company and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

          4.  Covenants and Agreements of the Company.  The Company and the
              ---------------------------------------
Selling Stockholder covenant and agree with the several Underwriters that:

          (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the

     Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall not have previously approved in writing (such approval not to be unreasonably withheld or delayed) or which is not in compliance with the Securities Act and the Rules and Regulations.

          (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

          (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

          (d) The Company will deliver to the Representatives, at or before the Closing Dates, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements, but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided,
                                                                 --------
     however, that the expense of the preparation and delivery of any prospectus
     -------
     required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

          (e) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

          (f) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate, provided that such jurisdictions are within the United States, Guam or Puerto Rico, and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company
                                           --------  -------
     shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives use its best efforts to obtain the withdrawal thereof.

          (g) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited.

          (h) The Company will use its best efforts to list the Stock on the Nasdaq National Market.

          (i) The Company will maintain a transfer agent and registrar for its Common Stock.

          (j) Prior to filing its first six quarterly statements on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers.

          (k) The Company will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into, derivative of or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the Company in accordance with the Rules and Regulations) during the 180 days after the date of this Agreement (except with prior written consent of Cowen acting alone or each of the Representatives acting jointly), other than the Company's sale of Common Stock hereunder and the Company's issuance of Common Stock upon the exercise of warrants and stock options which are presently outstanding and described in the Prospectus or pursuant to the Company's stock option plans described in the Prospectus.

          (l) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus which description complies in all material respects with the requirements of Item 504 of Regulation S-K.

          (m) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act and the Exchange Act.

          (n) Prior to the Closing Dates, the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

          (o) Prior to the First Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, its financial condition, results of operation, business, prospects, assets or liabilities, or the offering of the Stock, without your prior written consent. For a period of twelve (12) months following the Closing Date, the Company will use its best efforts to provide to you copies of each press release or other public communication with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company at least twenty-four (24) hours prior to the public issuance thereof or such longer advance period as may reasonably be practicable.

          (p) During the period of five (5) years hereafter, the Company will furnish to the Representatives, and upon request of the Representatives, to each of the Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, or the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock and (iv) from time to time, such other information concerning the Company as you may reasonably request.

          5.  Payment of Expenses.  (a) The Company will pay (directly or by
              -------------------
reimbursement) all costs, fees and expenses incurred in connection with or incident to the performance of the obligations of the Company and of the Selling Stockholder under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act;
(iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the "Agreement Among Underwriters" among the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and the Blue Sky memoranda and this Agreement; (viii) all filing fees, attorneys fees' and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other reasonable costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.

          (b) The Selling Stockholder will pay (directly or by reimbursement) all fees and expenses incident to the performance of the Selling Stockholder's obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for the Selling Stockholder and all expenses and taxes incident to the sale and delivery of the Stock to be sold by the Selling Stockholder to the Underwriters hereunder.

          (c) In addition to their other obligations under Sections 6(a) and (b) hereof, the Company and the Selling Stockholder agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any misstatement or omission or any alleged misstatement or omission or (ii) any breach or inaccuracy in their representations and warranties, they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and Selling Stockholder's obligations to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company or the Selling Stockholder, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to timed by Chemical Bank, New York, New York (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability which the Company and the Selling Stockholder may otherwise have. The request for reimbursement will be sent to the Company with a copy to the Selling Stockholder. In the event that the Company fails to make such reimbursement payment within thirty (30) days of the reimbursement request, the Representatives shall notify the Selling Stockholder of its obligation to make such reimbursement payments within fifteen
(15) days.

          (d) In addition to its other obligations under Section 6(c) hereof, each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any misstatement or omission of a material fact, or any alleged misstatement or omission of a material fact, described in Section 6(c) hereof which was made in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters, directly or through the Representatives, specifically for use in the preparation of the Registration Statement or the Prospectus, it will reimburse the Company (and, to the extent applicable, each officer, director, or controlling person or Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director, or controlling person or Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, or controlling person or Selling Stockholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty
(30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph (c) and/or (d) of this Section 5, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of and pursuant to the arbitration procedures of the American Arbitration Association. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraph (c) and/or (d) of this Section 5 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of
Section 6.

          6.  Indemnification and Contribution.  (a) The Company agrees to
              --------------------------------
indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, shareholders, partners and employees of each of such Underwriter or person who controls such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith) , joint or several, which may be based upon the Securities Act, the Exchange Act or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that with respect to any untrue
                         --------  -------
statement or omission or alleged untrue statement or omission made in any Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Stock concerned to the extent that any such loss, claim, damage or liability of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock to such person as required by the Securities Act and if the untrue statement or omission concerned has been corrected in the Prospectus; provided, further, that in no case is the Company to be liable with respect to
--------  -------
any claims made against any Underwriter Indemnified Party against whom the action is brought unless such Underwriter Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim served upon the Underwriter Indemnified Party, but failure to notify the Company of such claim shall not relieve it from any liability which it may have to any Underwriter Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized in writing the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The Company shall not be liable to indemnify any person for any settlement of any such claim effected without the Company's consent. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

          (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter Indemnified Party against any losses, claims, damages, liabilities or expenses (including, unless the Selling Stockholder elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, the Exchange Act or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any

Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that with respect to any untrue
                         --------  -------
statement or omission or alleged untrue statement or omission made in any Registration Statement, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Stock concerned to the extent that any such loss, claim, damage or liability of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock to such person as required by the Securities Act and if the untrue statement or omission concerned has been corrected in the Prospectus; provided, further, that in no case is such
                                      --------  -------
Selling Stockholder to be liable with respect to any claims made against any Underwriter Indemnified Party against whom the action is brought unless such Underwriter Indemnified Party shall have notified such Selling Stockholder in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim served upon the Underwriter Indemnified Party, but failure to notify such Selling Stockholder of such claim shall not relieve it from any liability which it may have to any Underwriter Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. The Selling Stockholder shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Selling Stockholder elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that the Selling Stockholder elects to assume the defense of any such suit and retain such counsel, the Underwriter Indemnified Parties, defendant or defendants in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Selling Stockholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such Underwriter Indemnified Parties, and the Selling Stockholder and such Underwriter Indemnified Parties have been advised by counsel that one or more legal defenses may be available to it or them which may not be available to the Selling Stockholder, in which case, the Selling Stockholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The Selling Stockholder against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Selling Stockholder's consent. This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Stockholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party. The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible.

          (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") and the Selling Stockholder and each person, if any, who controls a Selling Stockholder within the meaning of the Securities Act (collectively, the "Stockholder Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter
                         --------  -------
to be liable with respect to any claims made against any Company Indemnified Party or Stockholder Indemnified Party against whom the action is brought unless such Company Indemnified Party or Stockholder Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party or Stockholder Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party or Stockholder Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties or Stockholder Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses of any additional counsel retained by them, respectively, unless (i) the Underwriter shall have specifically authorized in writing the retaining of such counsel or (ii) the parties to such
           ----------
suit include the Company or a Stockholder Indemnified Party, and the Underwriters and such Company or Stockholder Indemnified Party have been advised by counsel to the Company or such Stockholder Indemnified Party that one or more defenses may be available to them which may not be available to the Underwriters, in which case the Underwriters shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear fees and expenses of such counsel. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party or Stockholder Indemnified Party.

          (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.   Survival of Indemnities, Representations, Warranties, etc.  The
               ---------------------------------------------------------
respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

          8.  Conditions of Underwriters Obligations.  The respective
              --------------------------------------
obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Dates, of the representations and warranties made herein by the Company and the Selling Stockholder, to compliance at and as of the Closing Dates by the Company and the Selling Stockholder with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

               (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Stockholder or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424 (b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

               (b) The Representatives shall have been satisfied that there shall not have occurred any change prior to the Closing Dates in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company, or any change in the capital stock, or any material change in short-term or long-term debt of the Company, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is impracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

               (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's or the Selling Stockholder' ability to perform their respective obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

               (d) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

               (e) The Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the Closing Dates, to the effect that such accountants reaffirm, as of the Closing Dates, and as though made on the Closing Date(s), the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this Section 8.

               (f) The Representatives shall have received the following opinions:

                    (i) from Finnegan, Hickey, Dinsmoor & Johnson, P.C., counsel for the Company and for the Selling Stockholder, an opinion or opinions, dated the Closing Dates, to the effect set forth in Exhibits I and II hereto; and

                    (ii) from Lahive & Cockfield, patent counsel to the Company and the Selling Stockholder, an opinion or opinions, dated the Closing Dates, to the effect set forth in Exhibit III hereto.

               (g) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, their opinion or opinions, dated the Closing Dates with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as they may reasonably request, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

               (h) The Representatives shall have received a certificate, dated the Closing Dates, of the Chief Executive Officer or the President and the chief financial or accounting officer of the Company to the effect that:

                    (i) No stop order suspending the effectiveness of the
               Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                    (ii) Neither any Preeffective Prospectus, as of its date,
               nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company, or any change in the capital stock, or any material change in the short-term or long-term debt of the Company;

                    (iv) The representations and warranties of the Company in
               this Agreement are true and correct at and as of the Closing Dates, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates; and

                    (v) Since the respective dates as of which information is
               given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company; (ii) the business and operations conducted by the Company have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

               (i) The Representatives shall have received a certificate, dated the Closing Dates of the Selling Stockholder to the effect that as of the Closing Dates its representations and warranties in this Agreement are true and correct as if made on and as of the Closing Dates, and that it has performed all its obligations and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates.

               (j) The Company and the Selling Stockholder shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Dates, of the representations and warranties made herein by them and as to compliance at and as of the Closing Dates by them with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

               (k) Cowen shall have received the written agreements of all officers, directors and holders of Common Stock and options to purchase Common Stock that each will not offer, sell, pledge, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock held by such person (including without limitation any shares of Common Stock that may be deemed to be beneficially owned by such person on the date hereof in accordance with the Rules and Regulations and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock for the 180 day period after the date of this Agreement, except for shares of Common Stock sold pursuant to this Agreement.

               (l) The transactions contemplated by the Transfer Agreement have been consummated.

          All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Dates, but Cowen shall be entitled to waive any of such conditions.

          9.  Effective Date.  This Agreement shall become effective immediately
              --------------
as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m.

New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

          10.  Termination.  This Agreement (except for the provisions of
               -----------
Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

          This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if, at or prior to the First Closing Date or the Option Closing Date, trading in securities on any of the New York Stock Exchange, American Stock Exchange, or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if, at or prior to the First Closing Date or the Option Closing Date, there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

          11.  Reimbursement of Underwriters.  Notwithstanding any other
               -----------------------------
provisions hereof, if this Agreement shall not become effective by reason of any election of the Company or the Selling Stockholder pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives under
Section 8 or Section 10, the Company and the Selling Stockholder will bear and pay the expenses specified in Section 5 hereof and, in addition to their obligations pursuant to Section 6 hereof, the Company and the Selling Stockholder will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

          12.  Substitution of Underwriters.  If any Underwriter or Underwriters
               ----------------------------
shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

          If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company and the Selling Stockholder shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company and the Selling Stockholder may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Stockholder or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter, the Selling Stockholder or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

          13.  Notices.  All communications hereunder shall be in writing and,
               -------
if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed at Viisage Technology, Inc., 531 Main Street, Acton, MA 01720. With respect to the Selling Stockholder, notices may be sent to Lau at 531 Main Street, Acton, MA 01720.

          14.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the several Underwriters, the Company and the Selling Stockholder and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Stockholder contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

          15.  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of New York.

          16.  Authority of the Representatives.  In connection with this
               --------------------------------
Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters.

          17.  Partial Unenforceability.  The invalidity or unenforceability of
               ------------------------
any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          18.  General.  This Agreement constitutes the entire agreement of the
               -------
parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. In this Agreement, the term "Company's knowledge" means the knowledge of the Company and the Selling Stockholder. The section headings in this

Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholder and the Representatives.

          19.  Counterparts.  This Agreement may be signed in two (2) or more
               ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                  Very truly yours,

                                  VIISAGE TECHNOLOGY, INC.


                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:


                                  LAU ACQUISITION CORP.


                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

Accepted and delivered in
New York, New York as of
the date first above written.

COWEN & COMPANY
NEEDHAM & COMPANY, INC.

By:  COWEN & COMPANY
Acting on their own behalf and as
Representatives of the several
Underwriters referred to in the
foregoing Agreement.

By:  Cowen Incorporated,
     its general partner


By:
   -----------------------------
   Name:
   Title:

                                   SCHEDULE A


                                                        Number
                                                       of Shares
                                                     of Firm Stock
                                                         to be
                                                       Purchased
                                                       ---------

Name
----
Cowen & Company................................
Needham & Company, Inc. .......................





















                                                      ---------
     Total....................................        2,500,000
                                                      =========


                                                               EXHIBITS I AND II
                                                               -----------------

             FORM OF OPINION TO BE DELIVERED BY COUNSEL TO COMPANY
                          AND THE SELLING STOCKHOLDER
                          ---------------------------

                              November    , 1996


COWEN & COMPANY
NEEDHAM & COMPANY, INC.
     as Representatives of the several
     Underwriters named in Schedule A
     to the Underwriting Agreement
     dated November __, 1996 among
     the Underwriters, Viisage
     Technology, Inc. and Lau Acquisition
     Corp.

Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section 8(f)(i) of the Underwriting Agreement dated November __, 1996 (the "Underwriting Agreement") among Viisage Technology, Inc., a Delaware corporation (the "Company"), Lau Acquisition Corp., a Massachusetts corporation (the "Selling Stockholder"), and the several Underwriters named in Schedule A to the Underwriting Agreement, for whom you are acting as Representatives, relating to the Company's and Selling Stockholder's sale of an aggregate 2,500,000 shares of Common Stock, $.001 Par Value (the "Shares") to the Underwriters. The Company has granted to the Underwriters an option to purchase 375,000 additional shares of Common Stock. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.

     We have acted as counsel for the Company and Selling Stockholder with respect to the issuance and sale of the Shares. We have attended the Closing of the sale of the Shares held today. We have examined the original or certified copies of the Certificate of Incorporation of the Company, the Articles of Organization of the Selling Stockholder, the By-laws of the Company and the Selling Stockholder, the relevant minutes of the meetings or written consents of the Board of Directors and stockholders of the Company and Selling Stockholder through the date hereof, and we have examined a specimen form of the stock certificate which will evidence ownership of the Shares.

     We have also examined the Company's Registration Statement on Form S-1, Registration No. 333-10649, filed on August 22, 1996 with the Securities and Exchange Commission (the "SEC") for the registration of the Shares under the Securities Act of 1933 (the "Act"), as amended by Amendment No. 1 filed on October 9, 1996, Amendment No. 2 filed on November 4, 1996 and by Amendment No. 3 filed on November 7, 1996 (the "Registration Statement"), and the final prospectus dated November 8, 1996 in the form filed under Rule 424(b) of the Act (the "Prospectus").

     Further, we have examined an executed copy of the Underwriting Agreement and all other documents (other than the certificates representing the Shares) listed on Schedule A to the Closing Memorandum pertaining to the sale of the Shares.

     The opinions rendered below "to our knowledge" or on the basis of what we "know" are based only on the actual knowledge of the attorneys currently with our firm who have given substantive legal representation to the Company or the Selling Stockholder.

     We have made such examination of the laws of the United States, the Commonwealth of Massachusetts and the Delaware General Corporation Law as we have deemed relevant for the purposes of this opinion, but we have not made an independent review of the laws of any other state or jurisdiction. To the extent that any of the opinions expressed may require the application of the law of the State of New York, we have assumed, with your permission, that the applicable law would be equivalent to that of Massachusetts.

     As to certain questions of fact, we have relied on representations or certificates of officers of the Company or the Selling Stockholder, and of government officials, upon which representations or certificates we believe it is justifiable for you and for us to rely. As to the opinion in the first sentence of paragraph 1 relating to the organization, existence and standing of the Company in Delaware, we have relied solely upon a certificate of the Secretary of State of Delaware dated November 7, 1996 and on the date hereof.
As to the opinion in paragraph 22 relating to the organization, existence and good standing of the Selling Stockholder in Massachusetts, we have relied solely upon a certificate of the Secretary of State of The Commonwealth of Massachusetts dated November 7, 1996 and a verbal representation of a representative of that office on the date hereof. As to the opinion in the second sentence of paragraph 1 relating to the qualification and standing of the Company in other jurisdictions, we have relied solely upon certificates of government officials as of recent dates and no opinion is given with respect to any day after the date of the applicable certificate. The opinion set forth in paragraph 5 below as to the effectiveness of the Registration statement is based solely on a verbal confirmation from N. Sean Harrison, Esquire, of the Commission on November __, 1996.

     We have examined such other papers and made such investigations as to matters of fact and law as we have considered necessary in order to give the opinions set forth below.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its businesses as described in the Prospectus. [The Company is duly qualified as a foreign corporation and is in good standing in ____________________________.] To our knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity.

     2. On the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value per share, and 2,000,000 shares of undesignated Preferred Stock, $.001 par value per share.
The outstanding shares of the capital stock of the Company (including the shares of stock to be sold by the Selling Stockholder) have been duly authorized and validly issued, are fully paid and nonassessable, conform to the description thereof contained in the Prospectus in all material respects and, to our knowledge, have not been issued in violation of or are subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right, except as described in the Prospectus under the caption "Shares Eligible for Future Sale -- Registration Rights."

     3. The Shares to be issued by the Company have been duly and validly authorized and, upon delivery and payment therefor as described in the Underwriting Agreement, will be, validly issued, fully paid and nonassessable and free and clear of any preemptive or similar rights and will conform to the description thereof in the Prospectus in all material respects.

     4. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof set forth in the Prospectus under the caption "Description of Capital Stock." The certificates representing the Shares are in proper form under the Delaware General Corporation Law assuming conformance with the specimen certificate filed as an Exhibit to the Registration Statement.

     5. The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending by the Commission.

     6. The Registration Statement and the Prospectus (except as to the financial statements, the notes thereto and the related schedules and other financial operations and statistical data contained therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and with the Rules and Regulations.

     7. To our knowledge, the Company has not received notice of any claim or challenge regarding the ownership of any patents, trademarks, service marks, trade names, licenses, inventions or any other rights described in the Prospectus. To our knowledge, except as described in the Prospectus under the caption "Business -- Legal Proceedings," (i) no claim has been made against the company alleging infringement by the Company of an patent, trademark, service mark, trade names, trade secret, license or other intellectual property or franchise rights of any person, (ii) no legal or governmental proceedings are pending relating to the foregoing, other than review of pending patent applications, and (iii) no such proceedings are currently threatened by governmental authorities or others.

     8. The statements under the captions "Risk Factors - Shares Eligible", "Risk Factors - Potential Adverse Impact of Anti-takeover Provisions on Market Price of Shares", "Risk

Factors - Limited Protection of Intellectual Property...", Business - Intellectual Property and Proprietary Rights," "Business - Legal Proceedings," "Management - Incentive and Stock Plans," "Relationship and Certain Transactions with Lau Technologies," "Principal and Selling Stockholders," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus, only to the extent that such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries in all material respects and fairly present the information called for by the Securities Act and the Rules and Regulations with respect to such documents and matters. We do not know of any laws, rules or regulations or legal or governmental proceedings applicable to the business of the Company required to be described in the Registration Statement or the Prospectus that are not described as required.

     9. To our knowledge, no franchise, lease, contract, agreement or document which is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement is not described or filed therein.

     10. To our knowledge, except as described in the Prospectus under the caption "Business -- Legal Proceedings," there are no legal or governmental proceedings pending or threatened against the Company of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations.

     11. The Company has the corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder (including to issue, sell and deliver the Shares to be issued and sold by it), and the Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

     12. The execution and delivery of the Underwriting Agreement and the issue and sale of the Shares will not result in a breach or violation of any of the terms or provisions of or constitute a default under or violate or conflict with the Certificate of Incorporation or By-laws of the Company or, to our knowledge,
(a) any material provision of any contract or instrument filed as an exhibit to the Registration Statement, (b) any law of the United States or the Commonwealth of Massachusetts or the Delaware General Corporation Law, (c) any rule or regulation of any governmental authority or regulatory body of the Untied States or the Commonwealth of Massachusetts, (d) any judgment, order or decree of any court, governmental authority or arbitrator known to us and applicable to the Company or its properties or assets, or (e) will result in the creation of a lien.

     13. To our knowledge, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except as described in the Prospectus under the caption "Shares Eligible for Future Sale - Registration Rights."

     14. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental agency or body is required to be obtained or made by the Company for the issue and sale of the shares pursuant to the Underwriting Agreement, except such as have been obtained or made and such as may be required under state securities or blue sky laws or by the National Association of Securities Dealers, Inc., as to which we express no opinion.

     15. The Company is not, and upon the consummation of the transactions contemplated by the Underwriting Agreement and application of the proceeds as set forth under the caption "Use of Proceeds" in the Prospectus will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the investment Company Act of 1940, as amended.

     16. The Company has the corporate power and authority to enter into each of the Organization Agreements to perform its obligations thereunder, and each of such agreements has been duly and validly authorized, executed and delivered by the Company and each is a valid and binding obligation of the Company enforceable against the company in accordance with its terms, subject, as to the availability of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other similar laws affecting creditors' rights generally, and to any equitable principles limiting the right to obtain specific performance of any such obligations. The transactions contemplated by the Transfer Agreement have been consummated.

     17. The Selling Stockholder is the record owner and, to our knowledge, has valid and marketable title to the Shares to be sold by the Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and has full right, power and authority to enter into the Underwriting Agreement.

     18. To our knowledge, the Selling Stockholder has, upon delivery of and payment for each of the Shares being sold by the Selling Stockholder, the right, power and authority, and any approval required by law to sell, transfer, assign and deliver the Shares being sold by the Selling Stockholder pursuant to the Underwriting Agreement. Each of the several Underwriters (assuming that the Underwriters are bona fide purchasers as defined in Section 8-302 of the Massachusetts Uniform Commercial Code) will acquire valid and marketable title to all o the Shares being sold to the Underwriters by the Selling Stockholder, free and clear of any liens, encumbrances, equities claims, restrictions on transfer or other defects whatsoever.

     19. The Selling Stockholder has the corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder and the Underwriting Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder.

     20. The execution and delivery of the Underwriting Agreement and the sale of Shares by the Selling Stockholder will not result in a breach or violation of any of the terms or provisions of or constitute a default under or violate or conflict with the Articles of Organization or By-Laws of the Selling Stockholder, or, to our knowledge, (a) any provision of any material contract or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, (b) any law of the United States or the Commonwealth of Massachusetts, (c) any judgment, order or decree of any court, governmental authority or arbitrator, known to us and applicable to the Selling Stockholder or any of its properties or assets, or
(e) result in the creation of a lien.

     21. The Selling Stockholder has the corporate power and authority to enter into each of the Organization Agreements and to perform its obligations thereunder, and each of the Organization Agreements has been duly and validly authorized, executed and delivered by the Selling Stockholder and is a valid and binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, subject, as to the availability of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other similar laws affecting creditors' rights generally, and to any equitable principles limiting the right to obtain specific performance of any such obligations. To our knowledge, the Selling Stockholder has performed all of its obligations under the Transfer Agreement defined in the Underwriting Agreement.

     22. The execution, delivery and performance of each of the Organization Agreements will not result in a breach or violation of any of the terms or provisions of or constitute a default under or violate or conflict with the Articles of Organization or By-laws of the Selling Stockholder, or, to our knowledge, (a) any material provision of any material contract or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, (b) any law of the Untied States or the Commonwealth of Massachusetts or the Delaware General Corporation Law, (c) any rule or regulation of any governmental authority or regulatory body of the United States or the Commonwealth of Massachusetts, (d) any judgment, order or decree of any court, governmental authority or arbitrator known to us and applicable to the Selling Stockholder or any of its properties or assets or (e) result in the creation of a lien.

     23. The Selling Stockholder has been duly organized and is validly existing and in good standing as a corporation under the laws of the Commonwealth of Massachusetts.

     Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and the Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in paragraphs (6) and (8) above) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements or notes thereto or the other financial and statistical data included in the Registration Statement, and we have not examined the accounting, financial or statistical records from which such statements, notes and data are derived. We note that, although certain portions of the Registration Statement (including financial statements) have been included therein on the authority of "experts" within the meaning of the Securities Act, we are not such experts with respect to any portion of the Registration Statement.

     However, in the course of our acting as counsel for the Company in connection with the preparation of the Registration Statement and the Prospectus, we participated in conferences with your representatives, representatives of the Company, representatives of the Selling Stockholder, representatives of Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, and representatives of Arthur Anderson, LLP, independent accountants for the Company, during which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, we reviewed certain corporate documents furnished to us by the Company and the Selling Stockholder or otherwise in our possession, including the exhibits filed with the Registration Statement and the minutes of meetings of the stockholders and Board of Directors of the Company and the Selling Stockholder.

     Based on our participation in the above-mentioned conferences, our review of the documents described above, our understanding of applicable law and the experience we have gained in our practice thereunder, we advise you that nothing has come to our attention which leads us to believe that the Registration Statement and any amendment or supplement thereto when such documents become effective (other than the financial statements, the notes thereto and the related schedules and other financial and statistical data included in the Registration Statement, as to which we express no opinion), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus and any amendment or supplement thereto (other than the financial statements, the notes thereto and the related schedules and other financial and statistical data included in the Prospectus, as to which we express no opinion), as of the date of the Prospectus or as of the Closing Dates, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is rendered pursuant to your request and may be relied upon solely by the Underwriters.

                              Very truly yours,

                              FINNEGAN, HICKEY, DINSMOOR & JOHNSON, P.C.

                              _____________________________
                              Member

                                                                     Exhibit III

                        FORM OF OPINION TO BE DELIVERED
                          BY PATENT COUNSEL TO COMPANY
                          ----------------------------

                                       November __, 1996


Cowen & Company
Needham & Company, Inc.
 As Representatives of the several Underwriters

     RE:  Viisage Technology, Inc.
          ------------------------

Ladies and Gentlemen:

     We have been and are patent counsel to LAU Technologies (the "Company") with respect to the issued patents, pending patent applications, trade secrets and other proprietary technology that the Company owns or has rights to. This opinion is being furnished to you at the request of the Company pursuant to
Section 8(f)(ii) of the Underwriting Agreement dated November __, 1996 between you and the Company, relating to the sale to you of certain shares of common stock of the Company.

     We are familiar with the technology used by the Company in its business that is the subject matter of the Company's patent portfolio. We have read the sections of the Prospectus referring to patents, trade secrets, or other proprietary information or materials; in particular, we have read the statements in the Prospectus under the captions "Risk Factors - Limited Protection of Intellectual Property and Proprietary Rights; Potential Costs of Enforcement or Defense" and "Business - Intellectual Property and Proprietary Rights."

     Subject to the foregoing and the qualifications set forth below we are of the opinion that:

     (i) We are unaware of any facts which would preclude the Company from having clear title to the Company's patents and patent applications referred to or described in the Prospectus, except as described in the Prospectus. To the best of our knowledge, we and the Company have complied with the required duty of candor and good faith in dealing with the Patent and Trademark Office, including the duty to disclose to the Office all information believed to be material to the patentability of each issued U.S. patent or pending application. We have no knowledge of any facts that would form the basis for a belief that the Company lacks or will be unable to obtain any rights or licenses to use all patents and know-how necessary to conduct its business as described in the Prospectus, except as described in the Prospectus. We have no knowledge of any facts which would form a basis for a belief that any of the patents or applications owned or licensed by the Company are unenforceable or invalid, or would be unenforceable or invalid if issued as patents, except as described in the Prospectus. We have no knowledge of any patent applications of third parties, which, if issued, would limit or prohibit the business now conducted or proposed to be conducted by the Company as described in the Prospectus, except as described therein. We know of no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company, except as described in the Prospectus;

     (ii) To our knowledge, there are no legal or governmental proceedings pending relating to Patent rights, other than PTO review of pending applications for patents, including appeal and reissue proceedings, and, to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities to others;

     (iii) To our knowledge, there are no contracts or other documents material to the Company's patents or proprietary information other than those described in the Prospectus; and

     (iv) Although we have not verified the accuracy or completeness of the statements contained in the sections of the Prospectus under the captions noted hereinabove relating to intellectual property, nothing has come to our attention that would form a basis for a belief that those sections of the Prospectus contain any untrue statement of a material fact, or omit to state any material facts necessary to make the statements made therein not misleading.

     In rendering this advice, we have relied as to matters of fact, to the extent we have deemed proper, upon representations of the Company's officers and management.

     We express no opinion as to the laws of any jurisdiction except the laws of the Commonwealth of Massachusetts and the laws of the United States of America to the extent specifically referred to herein.

     We assume no obligation to advise you of any changes in the foregoing subsequent to delivery of this opinion. This opinion has been prepared solely for the benefit of the several Underwriters in connection with the offering described in the Prospectus and may not be relied on by any other person, or for any other purpose, without our written consent. In addition, this opinion should not be quoted in whole or in part (except in a list of closing documents), or otherwise be referred to, nor filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

                                    Very truly yours,

                                    LAHIVE & COCKFIELD



                                    By:
                                       ------------------------------
                                       John A. Lahive, Jr.